UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 03, 2008

 Date of Report (Date of earliest event reported)

SUNRISE MINING CORPORAION

 (Exact name of registrant as specified in its charter)

NEVADA	000-52518	20-8051714
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1108 West Valley Blvd, Suite 6-399, Alhambra, CA	91803
(Address of principal executive offices)	(Zip Code)

(626) 407-2618

 Registrant's telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

ITEM 3.02        UNREGISTERED SALES OF EQUITY SECURITIES.

On January 3, 2008, Sunrise Mining Corporation (the "Company") completed a private placement of its Common Stock. The offering was done for a total of 75,000,000 units at a price of $0.04 per unit for total proceeds of $3,000,000 (U.S.). Each unit is comprised of one share of the Company's Common Stock and one share purchase warrant. Each whole share purchase warrant entitles the holder to purchase one additional share of the Company's Common Stock at a price of $0.10 per share for a period of three years from the date of issuance. Included among the purchasers in the now closed transaction was Xuguang Sun, the Chief Executive Officer and President of the Company, who individually invested $1,500,000; the other $1,500,000 was from accredited investors who are non-affiliates of the Company. No underwriters were used in connection with this private placement and no commissions were incurred in connection with this private placement.

This private placement was completed pursuant to the provisions of Regulation S promulgated under the Securities Act of 1933. The Company did not engage in a distribution of this offering in the United States. All three investors were not U.S. Persons (as that term is defined in Regulation S under the Securities Act of 1933), and the shares were issued in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

A copy of the news release announcing the completion of the private placement described above is attached as an exhibit hereto.

ITEM 7.01        REGULATION FD DISCLOSURE.

Sunrise Mining Corporation (the "Company") has approved a private placement offering for 75,000,000 units (the "Offering"), to be completed pursuant to the provisions of Regulation S of the Securities Act of 1933 (the "Securities Act"). The Offering was approved by the Company's Board of Directors. Each unit sold under the Offering was sold at a price of $.04 per unit. Each unit consists of one share of the Company's Common Stock and one share purchase warrant, with each whole share purchase warrant entitling the holder to purchase one additional share of common stock at a price of $.10 for a period of three years from the date of issuance. No underwriters were used in connection with this private placement and no commissions were incurred in connection with this private placement.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

Exhibit Number	Description of Exhibit

10.1	Form of Subscription Agreement between Sunrise Mining Corporation and investors.

99.1	Press Release dated January 4, 2007 announcing private placement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunrise Mining Corporation
Date: January 04, 2008
By:
/s/ Xuguang Sun
Xuguang Sun, President and Chief Executive Officer